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                                                                    Exhibit 99.1


                                  CERTIFICATION

   Each of the undersigned hereby certifies in his capacity as an officer of ANADIGICS, Inc. (the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended September 28, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.




                                      /s/  Bami Bastani
                                      ----------------------------
Dated:  November 1, 2002              Bami Bastani
                                      President and Chief Executive Officer






                                      /s/ Thomas C. Shields
                                      ----------------------------
                                      Thomas C. Shields
                                      Senior Vice President and
                                      Chief Financial Officer